Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event
23. Subsequent Events
The Separation
See Note 1 and Note 3 for subsequent events related to the Separation.
Common Stock Repurchases
In 2017, through February 23, 2017, MetLife, Inc. repurchased 8,718,054 shares of its common stock in the open market for $468 million.
Dividends
Preferred Stock
On February 17, 2017, MetLife, Inc. announced a first quarter 2017 dividend of $0.25 per share, for a total of $6 million, on its Series A preferred stock, subject to the final confirmation that it has met the financial tests specified in the certificate of designation for the Series A preferred stock, which the Company anticipates will be made and announced on or about March 6, 2017. The dividend will be payable March 15, 2017 to shareholders of record as of February 28, 2017.
Common Stock
On January 6, 2017, the MetLife, Inc. Board of Directors declared a first quarter 2017 common stock dividend of $0.40 per share payable on March 13, 2017 to shareholders of record as of February 6, 2017. The Company estimates that the aggregate dividend payment will be $438 million.
Junior Subordinated Debt Securities
On February 10, 2017, in connection with the Separation, MetLife, Inc. exchanged $750 million aggregate principal amount of its 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 for $750 million aggregate liquidation preference of the 9.250% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities of MetLife Capital Trust X (the “Trust”). As a result of the exchange, MetLife, Inc. became the sole beneficial owner of the Trust, a special purpose entity which issued the exchangeable surplus trust securities to third-party investors. On March 23, 2017, MetLife, Inc. dissolved the Trust.